UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	EZRAW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Settlement Agreements

On March 13, 2026, Reliance Global Group, Inc., a Florida corporation (the “Company”), entered into a Full and Final Release and Settlement Agreement (the “Rubin Settlement Agreement”) by and among the Company, Reliance Global Holdings, LLC (“RGH”), Ezra S. Beyman, Debbie Beyman, Eli Rubin and 93529113 Quebec Inc. d/b/a Excellent Photo. The Rubin Settlement Agreement relates to a prior stock purchase transaction pursuant to which the purchaser acquired 1,333,334 shares of common stock from the Company for $100,000 paid to the Company and to claims asserted in respect of an alleged guarantee by RGH concerning the value of such shares.

Pursuant to the Rubin Settlement Agreement, the Company agreed to pay a final cash settlement amount of $90,560. Upon payment of such amount, the parties agreed that the settlement amount constitutes full and final satisfaction of any and all obligations arising under or relating to the underlying stock purchase agreement and the alleged guarantee, and the parties provided mutual releases with respect to the released matters described therein. The Rubin Settlement Agreement also provides that all prior obligations relating to the underlying transaction or settlement thereof are terminated and of no further force or effect.

On March 11, 2026, the Company entered into a Full and Final Release and Settlement Agreement (the “Kreindler Settlement Agreement,” and together with the Rubin Settlement Agreement, the “Settlement Agreements”) by and among the Company, RGH, Ezra S. Beyman, Debbie Beyman, Eliezer Kreindler and Lazar’s Group, Inc. The Kreindler Settlement Agreement relates to a prior stock purchase transaction pursuant to which the purchaser acquired 1,333,334 shares of common stock from the Company for $100,000 paid to the Company and to claims asserted in respect of an alleged guarantee by RGH concerning the value of such shares.

Pursuant to the Kreindler Settlement Agreement, the Company agreed to pay a final cash settlement amount of $40,350. Upon payment of such amount, the parties agreed that the settlement amount constitutes full and final satisfaction of any and all obligations arising under or relating to the underlying stock purchase agreement and the alleged guarantee, and the parties provided mutual releases with respect to the released matters described therein. The Kreindler Settlement Agreement also provides that all prior obligations relating to the underlying transaction or settlement thereof are terminated and of no further force or effect.

The Settlement Agreements relate to obligations arising from guarantees previously provided by Reliance Global Holdings, LLC (“RGH”), an entity owned by the Company’s Chief Executive Officer, Ezra S. Beyman, and his spouse, Debbie Beyman, in connection with the underlying stock purchase transactions. The Company’s Board of Directors determined that resolving the claims asserted under such guarantees was in the best interests of the Company and its shareholders. Accordingly, the independent directors of the Board of Directors unanimously approved the Company’s entry into the Settlement Agreements and the payment of the settlement amounts described above, pursuant to which the Company agreed to satisfy and extinguish the obligations asserted under the guarantees previously provided by RGH. The foregoing descriptions of the Settlement Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Rubin Settlement Agreement and the Kreindler Settlement Agreement, filed as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 2 to Common Stock Purchase Agreement

On March 12, 2026, the Company entered into Amendment No. 2 to the Common Stock Purchase Agreement (the “Amendment No. 2”) with White Lion Capital, LLC (the “Investor”). Amendment No. 2 amends that certain Common Stock Purchase Agreement, dated August 26, 2025, by and between the Company and the Investor, as previously amended by Amendment No. 1 dated November 5, 2025 (as amended, the “Purchase Agreement”).

Pursuant to Amendment No. 2, the parties amended the Purchase Agreement to (i) extend the Commitment Period through the earlier of (a) the date on which the Investor shall have purchased an aggregate number of Purchase Notice Shares equal to the Commitment Amount and (b) December 31, 2028, and (ii) increase the Commitment Amount to $50,000,000.

Except as expressly amended by Amendment No. 2, the Purchase Agreement remains in full force and effect in accordance with its terms.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2026, the Company adopted the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”).

The Amended and Restated Bylaws revise the provision governing the date of the Company’s annual meeting of shareholders to provide that the annual meeting shall be held on such date and at such time as may be designated from time to time by the Board of Directors, rather than on the second Tuesday of April of each year. No other substantive changes were made to the bylaws.

In addition, effective March 17, 2026, the Company filed the Articles of Restatement to the Articles of Incorporation of the Company (the “Articles of Restatement”) pursuant to Section 607.1007 of the Florida Business Corporation Act. The Articles of Restatement restate the Company’s articles of incorporation in their entirety. The Articles of Restatement became effective upon filing with the Secretary of State of the State of Florida on March 17, 2026.

The foregoing descriptions of the Amended and Restated Bylaws and the Articles of Restatement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws and the Articles of Restatement, filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Reliance Global Group, Inc., dated March 11, 2026.
3.2	Articles of Restatement to the Articles of Incorporation of Reliance Global Group, Inc.
10.1	Common Stock Purchase Agreement, dated August 26, 2025, by and between Reliance Global Group, Inc. and White Lion Capital, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 27, 2025).
10.2	Amendment No. 1 to Common Stock Purchase Agreement, dated November 5, 2025, by and between Reliance Global Group, Inc. and White Lion Capital, LLC (incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed on November 6, 2025).
10.3	Amendment No. 2 to Common Stock Purchase Agreement, dated March 12, 2026, by and between Reliance Global Group, Inc. and White Lion Capital, LLC.
10.4	Full and Final Release and Settlement Agreement, dated March 13, 2026, by and among Reliance Global Group, Inc., Reliance Global Holdings, LLC, Ezra S. Beyman, Debbie Beyman, Eli Rubin and 9352-9113 Quebec Inc. d/b/a Excellent Photo.
10.5	Full and Final Release and Settlement Agreement, dated March 11, 2026, by and among Reliance Global Group, Inc., Reliance Global Holdings, LLC, Ezra S. Beyman, Debbie Beyman, Eliezer Kreindler and Lazar’s Group, Inc.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: March 17, 2026	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer